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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 15, 2002


                              CENTRAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                    0-25251                04-3447594
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(State or other jurisdiction           (Commission            (I.R.S. employer
       of incorporation)               file number)          identification no.)



          399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS       02144
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           (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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     On July 15, 2002,  the  Registrant  announced  its earnings for the quarter ended June 30, 2002. For further information, reference is made to the Registrant's press release, dated July 15, 2002, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

  Exhibit No.              Description
  ----------               -----------

     99.1                  Press Release, dated July 15, 2002

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CENTRAL BANCORP, INC.



Date:  July 16, 2002                      By:/s/ John D. Doherty
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                                             John D. Doherty
                                             President